UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: June 22, 2005

Date of Report: June 23, 2005

Ferrellgas Partners, L.P.

Ferrellgas Partners Finance Corp.
Ferrellgas, L.P.
Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware	001-11331	43-1698480
Delaware	333-06693	43-1742520
Delaware	000-50182	43-1698481
Delaware	000-50183	14-1866671

(States or other jurisdictions of incorporation or organization)	Commission file numbers	(I.R.S. Employer Identification Nos.)

7500 College Blvd., Suite 1000, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (913) 661-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01. Entry Into a Material Definitive Agreement
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
INDEX TO EXHIBITS
Asset Purchase Agreement dated June 22, 2005
Press Release dated June 23, 2005

ITEM 1.01. Entry Into a Material Definitive Agreement

     On June 22, 2005, Ferrellgas, L.P. and Ferrellgas, Inc., its general partner, entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Enterprise Products Operating L.P. Pursuant to the Asset Purchase Agreement, Ferrellgas, L.P. has agreed to sell its assets related to various underground storage facilities located in Arizona, Kansas and Utah, and rail or pipeline to truck terminals (including complementary wholesale propane marketing operations) located in Minnesota and North Carolina.

     The proposed asset sale is expected to close by July 31, 2005. The purchase price for the assets is $144 million in cash, plus a post-closing payment for, among other things, accounts receivable and inventories. Completion of the proposed sale is subject to customary conditions, including the expiration of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act.

     The representations and warranties of Ferrellgas, L.P. and its general partner contained in the Asset Purchase Agreement speak only as of the date of the agreement, and have been made solely for purposes of risk allocation and to provide contractual rights and other remedies. They should not be relied upon as necessarily representing the actual state of affairs of Ferrellgas, L.P. and its general partner. A copy of the Asset Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 7.01. Regulation FD Disclosure

     On June 23, 2005, Ferrellgas Partners, L.P. issued a press release regarding the anticipated asset sale described above in Item 1.01. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

      Not applicable

(b) Pro forma financial information

      Not applicable

(c) Exhibits

     The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit 10.1	Asset Purchase Agreement dated as of June 22, 2005 by and among Ferrellgas, L.P., Ferrellgas, Inc. and Enterprise Products Operating L.P.

     The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1	Press release of Ferrellgas Partners, L.P. dated June 23, 2005, announcing the proposed asset sale by Ferrellgas, L.P. and Ferrellgas, Inc. to Enterprise Products Operating L.P.

     Limitation on Materiality and Incorporation by Reference

     The information in this Current Report on Form 8-K related to Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished to the SEC pursuant to Item 7.01 of Form 8-K and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

     The furnishing of particular information in this Current Report, including Exhibit 99.1 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

     The information in this Current Report on Form 8-K related to Item 1.01, including Exhibit 10.1 filed herewith, is being filed with the SEC and such information is to be incorporated by reference into registration statements of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. and other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as not being incorporated therein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By:	Ferrellgas, Inc., its general partner

Date: June 23, 2005	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer

FERRELLGAS PARTNERS FINANCE CORP.
Date: June 23, 2005	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer

FERRELLGAS, L.P.
By:	Ferrellgas, Inc., its general partner

Date: June 23, 2005	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer

FERRELLGAS FINANCE CORP.
Date: June 23, 2005	By:	/s/ Kevin T. Kelly
Kevin T. Kelly
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1*	Asset Purchase Agreement dated as of June 22, 2005 by and among Ferrellgas, L.P., Ferrellgas, Inc. and Enterprise Products Operating L.P.

99.1#	Press release of Ferrellgas Partners, L.P. dated June 23, 2005, announcing the proposed asset sale by Ferrellgas, L.P. and Ferrellgas, Inc. to Enterprise Products Operating L.P.

*	filed herewith.

#	furnished herewith.